Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL

EXCHANGE OFFERS FOR

All Outstanding

6.50% Series D Cumulative Redeemable Preferred Shares, $1.00 par value (CUSIP No. G68603409)

For New

6.50% Series G Cumulative Redeemable Preferred Shares, $1.00 par value,

All Outstanding

7.25% Series E Cumulative Redeemable Preferred Shares, $1.00 par value (CUSIP No. G68603508)

For New

7.25% Series H Cumulative Redeemable Preferred Shares, $1.00 par value,

All Outstanding

5.875% Series F Non-Cumulative Redeemable Preferred Shares, $1.00 par value (CUSIP No. G68603128)

For New

5.875% Series I Non-Cumulative Redeemable Preferred Shares, $1.00 par value of

PartnerRe Ltd.

THE EXCHANGE OFFERS AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON APRIL 29, 2016, UNLESS EXTENDED OR EARLIER TERMINATED (SUCH DATE AND TIME FOR EACH EXCHANGE OFFER, AS MAY BE EXTENDED OR EARLIER TERMINATED, THE “EXPIRATION DATE”). TENDERS MAY NOT BE WITHDRAWN AFTER THE EXISTING PREFERRED SHARES HAVE BEEN ACCEPTED FOR EXCHANGE.

THE CONVERSION AGENT FOR THE EXCHANGE OFFERS IS:

Computershare Trust Company, N.A.

250 Royall Street

Suite V

Canton, MA 02021

THE INFORMATION AGENT FOR THE EXCHANGE OFFERS IS:

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

(212) 297-0720

Shareholders may call toll free: (877) 796-5274

E-mail: info@okapipartners.com

DELIVERY OF THIS LETTER TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. PLEASE DO NOT DELIVER THIS LETTER OR EXISTING PREFERRED SHARES (AS DEFINED BELOW) TO ANYONE OTHER THAN THE CONVERSION AGENT.

THERE ARE NO GUARANTEED DELIVERY PROCEDURES PROVIDED FOR BY US IN CONJUNCTION WITH THE EXCHANGE OFFERS.

Capitalized terms used but not defined herein shall have the same meanings given to them in the Offering Memorandum (as defined below).

The undersigned acknowledges that he or she has received the offering memorandum dated April 1, 2016 (as it may be supplemented and amended from time to time, the “Offering Memorandum”), of PartnerRe Ltd. (the “Company,” “we” or “us”) and this letter of transmittal (the “letter”), which together constitute the Company’s offers to exchange (collectively, the “exchange offers”) any and all of our outstanding 6.50% Series D Cumulative Redeemable Preferred Shares, $1.00 par value (the “Series D Preferred Shares”) for our 6.50% Series G Cumulative Redeemable Preferred Shares, $1.00 par value (the “Series G Preferred Shares”), any and all of our outstanding 7.25% Series E Cumulative Redeemable Preferred Shares, $1.00 par value (the “Series E Preferred Shares”) for our 7.25% Series H Cumulative Redeemable Preferred Shares, $1.00 par value (the “Series H Preferred Shares”) and any and all of our outstanding 5.875% Series F Non-Cumulative Redeemable Preferred Shares, $1.00 par value (the “Series F Preferred Shares”) for our 5.875% Series I Non-Cumulative Redeemable Preferred Shares, $1.00 par value (the “Series I Preferred Shares”) (we collectively refer to Series D Preferred Shares, Series E Preferred Shares and Series F Preferred shares as “existing preferred shares” and to Series G Preferred Shares, Series H Preferred Shares and Series I Preferred Shares as “new preferred shares”), upon the terms and subject to the conditions set forth in the Offering Memorandum and this letter.

Upon the terms and subject to the conditions set forth in the Offering Memorandum, dividends on new preferred shares will begin to accrue and, in the case of Series G Preferred Shares and Series H Preferred Shares, shall be fully cumulative from, March 1, 2016, which is the first day of the current dividend period of the existing preferred shares. If your existing preferred shares are validly tendered (and not validly withdrawn) and accepted for exchange, you will lose the right to receive any accrued dividends for past or current dividend periods on such existing preferred shares.

As set forth in the Offering Memorandum, the terms of each new preferred share will be identical in all material respects to the existing preferred shares, except that the new preferred shares will reflect, subject to certain exceptions, an extended redemption date of the fifth anniversary of the date of issuance of the new preferred shares. In addition, consistent with the restrictions set forth in the merger agreement (as defined in the Offering Memorandum), the certificates of designation of the new preferred shares will reflect a restriction providing that (subject to certain exceptions), following the issue date of the new preferred shares until December 31, 2020, Distributions (as defined below) with respect to any fiscal quarter shall be less than, in the aggregate, 67% of the Company’s net income (“Net Income”), as determined in accordance with United States generally accepted accounting principles, during such fiscal quarter (such amount, the “Distributable Amount”). Notwithstanding the foregoing, with respect to the first fiscal quarter immediately following March 18, 2016, the “Distributable Amount” shall be defined as the sum of (x) 67% of the Company’s Net Income during such fiscal quarter, plus (y) (A) 67% of the Company’s Net Income during the 2015 fiscal year, minus (B) the sum of (1) the aggregate amount of ordinary course quarterly cash dividends on the common shares paid during the 2015 fiscal year plus (2) the aggregate amount paid by the Company during the 2015 fiscal year to repurchase the common shares (the “Initial Distributable Amount”). If the Company does not make aggregate Distributions of all of the Distributable Amount during any fiscal quarter, such remaining amount shall carryover and be available for Distributions in subsequent fiscal quarters, regardless of the Company’s Net Income during such subsequent fiscal quarters. “Distributions” is defined to include (i) dividends or other distributions declared or paid or set apart for payment upon common shares or any other capital shares ranking junior to the preferred shares and (ii) the redemption, purchase or other acquisition of common shares or any other capital shares ranking junior to the preferred shares.

The foregoing description of the new preferred shares does not purport to be complete and is qualified in its entirety by reference to the Certificates of Designation. The Offering Memorandum more fully describes the exchange offers and the new preferred shares. Capitalized terms used but not defined herein have the respective meaning given to them in the Offering Memorandum.

This letter is to be completed by holders of existing preferred shares (“holders”) if certificated shares are being tendered or if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under “Terms of the Exchange Offers—Procedures for Tendering Existing Preferred Shares” in the Offering Memorandum and an agent’s message (as defined below) is not delivered. There are no guaranteed delivery procedures provided for by the Company in conjunction with the exchange offers. The Company will accept existing preferred shares for exchange tendered pursuant to the exchange offers (i) in certificated form only if the tender complies with Instruction 1 below or (ii) through ATOP only after the conversion agent identified on the first page of this letter timely receives, prior to the expiration of the exchange offers, (a) a book-entry confirmation that the existing preferred shares have been transferred into the conversion agent’s account at The Depository Trust Company (“DTC”); and (b) a properly completed and duly executed letter and all other required documents or a properly transmitted agent’s message. The term “agent’s message” means a message, transmitted by DTC to and received by the conversion agent and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgment from a participant of DTC tendering existing preferred shares that are the subject of the book-entry confirmation that the participant has received and agrees to be bound by the terms of this letter, and that the Company may enforce that agreement against the participant. Delivery of documents to DTC does not constitute delivery to the conversion agent.

The Company reserves the right, at any time, or from time to time, to extend any of the exchange offers and to amend any of the terms and conditions of any of the exchange offers at its discretion.

Please read this entire letter and the Offering Memorandum carefully before checking any box below. The instructions included in this letter must be followed.

YOU MUST SIGN THIS LETTER IN THE APPROPRIATE SPACE PROVIDED BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED AND COMPLETE THE ATTACHED IRS FORM W-9 OR THE APPLICABLE IRS FORM W-8.

The undersigned has completed the box below and signed this letter to indicate the action the undersigned desires to take with respect to the exchange offers.

List in the table provided below the existing preferred shares to which this letter relates. If the space provided below is inadequate, list the information requested above on a separate signed schedule and attach that schedule to this letter.

TENDERING HOLDERS COMPLETE THIS BOX:

DESCRIPTION OF SERIES D PREFERRED SHARES (CUSIP NO. G68603409)	1	2	3
Name(s) and Address(es) of Registered Holder(s)	Certificate Number(s)*	Aggregate Number of Series D Preferred Shares	Number of Shares of Series D Preferred Shares Tendered**
	Total

*	Need not be completed by holders tendering by book-entry transfer.
**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL the Series D Preferred Shares indicated in column 2.

The certificate numbers, names and addresses of the holders should be printed exactly as they appear on the certificates representing Series D Preferred Shares tendered hereby.

DESCRIPTION OF SERIES E PREFERRED SHARES (CUSIP NO. G68603508)	1	2	3
Name(s) and Address(es) of Registered Holder(s)	Certificate Number(s)*	Aggregate Number of Series E Preferred Shares	Number of Shares of Series E Preferred Shares Tendered**
	Total

*	Need not be completed by holders tendering by book-entry transfer.
**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL the Series E Preferred Shares indicated in column 2.

The certificate numbers, names and addresses of the holders should be printed exactly as they appear on the certificates representing Series E Preferred Shares tendered hereby.

DESCRIPTION OF SERIES F PREFERRED SHARES (CUSIP NO. G68603128)	1	2	3
Name(s) and Address(es) of Registered Holder(s)	Certificate Number(s)*	Aggregate Number of Series F Preferred Shares	Number of Shares of Series F Preferred Shares Tendered**
	Total

*	Need not be completed by holders tendering by book-entry transfer.
**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL the Series F Preferred Shares indicated in column 2.

The certificate numbers, names and addresses of the holders should be printed exactly as they appear on the certificates representing Series F Preferred Shares tendered hereby.

☐	CHECK HERE IF TENDERED EXISTING PREFERRED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE RELEVANT ACCOUNT MAINTAINED BY THE CONVERSION AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number	Transaction Code Number

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the exchange offers (and if the exchange offers are extended or amended, the terms of any such extension or amendment), the undersigned hereby tenders to the Company the above described existing preferred shares in exchange for the exchange offer consideration. Subject to, and effective upon, the acceptance for exchange of the existing preferred shares tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to such existing preferred shares as are being tendered hereby.

The undersigned understands that the undersigned’s tender of existing preferred shares pursuant to any of the procedures described in the Offering Memorandum and in the instructions hereto and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company. By properly tendering any existing preferred shares, the undersigned understands that it will waive any right to receive accrued but unpaid dividends on such security.

The undersigned hereby irrevocably constitutes and appoints the conversion agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such existing preferred shares, with full power of substitution, among other things, to cause the existing preferred shares to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the existing preferred shares and to acquire the exchange offer consideration issuable upon the exchange of such existing preferred shares and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same is accepted by the Company.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the existing preferred shares tendered hereby. All authority conferred or agreed to be conferred in this letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the section entitled “Terms of the Exchange Offers—Withdrawal Rights” of the Offering Memorandum and Instruction 10 below.

The undersigned hereby represents and warrants that it is not prohibited from selling to or otherwise doing business with “U.S. Persons” and “persons subject to the jurisdiction of the United States” by any of the regulations of the U.S. Department of Treasury Office of Foreign Assets Control, pursuant to 31 C.F.R. Chapter V, or any legislation or executive orders relating thereto.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “TENDERING HOLDERS COMPLETE THIS BOX” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE EXISTING PREFERRED SHARES AS SET FORTH IN THE SECTIONS ABOVE.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” below, please issue and deliver the exchange offer consideration issued in exchange for the existing preferred shares accepted for exchange, and return any existing preferred shares not tendered or not accepted, in the name(s) of the undersigned (or credit such existing preferred shares to the undersigned’s account at DTC, as applicable). If the exchange offer consideration is to be issued to a person other than the person(s) signing this letter, or if the exchange offer consideration is to be deposited to an account different from the accounts of the person(s) signing this letter, the appropriate boxes of this letter should be completed. If existing preferred shares are surrendered by holder(s) that have completed either the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” below, signature(s) on this letter must be guaranteed (see Instruction 2). The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” or “Special Delivery Instructions” to transfer or deliver any existing preferred shares from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the existing preferred shares so tendered for exchange.

The undersigned understands that the delivery and surrender of the existing preferred shares are not effective, and the risk of loss of the existing preferred shares does not pass to the conversion agent, until receipt, on or prior to the expiration date, by the conversion agent of (a) a timely book-entry confirmation that existing preferred shares have been transferred into the conversion agent’s account at DTC; and (b) a properly completed and duly executed letter and all other required documents or a properly transmitted agent’s message. All questions as to the form of all documents and the validity (including the time of receipt) and acceptance of tenders and withdrawals of existing preferred shares will be determined by the Company, in its sole discretion, which determination shall be final and binding.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY (i) if existing preferred shares in an amount not tendered, or the exchange offer consideration issued in exchange for existing preferred shares accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if existing preferred shares tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than to the account indicated above.

Issue	☐ exchange offer Consideration to:
☐ unexchanged existing preferred shares to: (check as applicable)

Name(s)
(Please Type or Print)

(Please Type or Print)

Address

(Including Zip Code)

(Complete IRS Form W-9 or applicable IRS Form W-8 (available from the conversion agent or on the IRS website at www.irs.gov))

Credit the following delivered by book-entry transfer to the DTC account set forth below.

☐ exchange offer consideration: ☐ unexchanged existing preferred shares: (check as applicable)

(DTC Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY (i) if existing preferred shares in an amount not tendered, or exchange offer consideration issued in exchange for existing preferred shares accepted for exchange, are to be delivered to someone other than the registered holder of the existing preferred shares whose name(s) appear(s) above, or such registered holder at an address other than that shown above.

Deliver	☐ exchange offer consideration to:
☐ unexchanged existing preferred shares to: (check as applicable)

Name(s)
(Please Type or Print)

(Please Type or Print)

Address

(Including Zip Code)

(Complete IRS Form W-9 or applicable IRS Form W-8 (available from the conversion agent or on the IRS website at www.irs.gov))

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE CONVERSION AGENT PRIOR TO THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS)

(Complete IRS Form W-9 or applicable IRS Form W-8 (available from the conversion agent or on the IRS website at www.irs.gov))

, 2016

, 2016
(Signature(s) of (Owners(s))	(Date)

Area Code and Telephone Number:

If a holder is tendering any existing preferred shares, this letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the existing preferred shares or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If the signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 2.

Name(s):

(Please Type or Print)

Capacity (full title):

Address:
(Including Zip Code)

Tax Identification or Social Security Number:

SIGNATURE GUARANTEE

(If required by Instruction 2)

Signature(s) Guaranteed by an Eligible Institution:
(Authorized Signature)

(Title)

(Name and Firm)

Dated:                  , 2016

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE

EXCHANGE OFFERS

1. Delivery of this letter; No Guaranteed Delivery Procedures. This letter is to be completed by holders of existing preferred shares if tenders are to be made (i) with certificated shares or (ii) pursuant to the procedures for tender by book-entry transfer set forth under “Terms of the Exchange Offers—Procedures for Tendering Existing Preferred Shares” in the Offering Memorandum and an agent’s message (as defined below) is not delivered. There are no guaranteed delivery procedures provided for by the Company in conjunction with the exchange offers. In the case of tenders through ATOP the Company will accept existing preferred shares for exchange pursuant to the exchange offers only after the conversion agent timely receives, prior to the expiration date, (a) a book-entry confirmation that existing preferred shares have been transferred into the conversion agent’s account at DTC; and (b) a properly completed and duly executed letter and all other required documents or a properly transmitted agent’s message. In the case of tenders of certificated shares, the Company will accept such shares only after the conversion agent receives, prior to the expiration date, (a) such certificates and (b) a properly completed and duly executed letter and all other required documents.

THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE CONVERSION AGENT. IF DELIVERY IS BY MAIL, THEN REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

The delivery of the existing preferred shares and all other required documents will be deemed made only when confirmed by the conversion agent.

See “Terms of the Exchange Offers” section of the Offering Memorandum.

2. Signatures on this letter; Stock Powers and Endorsements; Guarantee of Signatures. If this letter is signed by the registered holder of the existing preferred shares tendered hereby, the signature must correspond exactly with the name as it appears on the certificate representing such shares (and otherwise on a security position listing as the holder of such existing preferred shares in the DTC system) without any change whatsoever.

If any tendered existing preferred shares are owned of record by two or more joint owners, all such owners must sign this letter.

If any tendered existing preferred shares are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this letter as there are different registrations.

When this letter is signed by the registered holder(s) of the existing preferred shares specified herein and tendered hereby, no separate stock powers are required. If, however, the exchange offer consideration is to be issued to a person other than the registered holder, then separate stock powers are required.

If this letter or any stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

Signatures on stock powers required by this Instruction 2 must be guaranteed by a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchanges Medallion Program (each an “Eligible Institution”).

Signatures on this letter need not be guaranteed by an Eligible Institution, provided the existing preferred shares are tendered: (i) by a registered holder of existing preferred shares (including any participant in the DTC system whose name appears on a security position listing as the holder of such existing preferred shares) who has not completed the box entitled either “Special Issuance Instructions” or “Special Delivery Instructions” on this letter, or (ii) for the account of an Eligible Institution.

3. Special Issuance and Delivery Instructions. If exchange offer consideration and/or unexchanged existing preferred shares are to be issued in the name of a person other than the signer of this letter, or if exchange offer consideration and/or unexchanged existing preferred shares are to be sent to someone other than the signer of this letter or to an address other than that of the signer of this letter, the appropriate boxes on this letter should be completed. Certificates for existing preferred shares not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated by the signer maintained at DTC. If no such instructions are given, such existing preferred shares not exchanged will be credited to the proper account maintained at DTC. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated.

4. Important Tax Information. Under current U.S. federal income tax law, a holder that is a “U.S. person” for U.S. federal income tax purposes (a “U.S. Holder”) and whose tendered existing preferred shares are accepted for exchange may be subject to backup withholding unless the U.S. Holder provides the conversion agent with either (i) such U.S. Holder’s correct taxpayer identification number (“TIN”) on the attached Internal Revenue Service (“IRS”) Form W-9, certifying that the TIN provided on IRS Form W-9 is correct (or that such holder is awaiting a TIN) and that (A) the holder has not been notified by the IRS that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the IRS has notified the holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding.

If such U.S. Holder is an individual, the TIN is generally such holder’s social security number. If the conversion agent is not provided with the correct TIN, the holder may be subject to certain penalties imposed by the IRS. See “IRS Form W-9 – Request for Taxpayer Identification Number and Certification” for additional instructions.

Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt U.S. Holders should indicate their exempt status on IRS Form W-9 and sign, date and return the IRS Form W-9 to the conversion agent. See “IRS Form W-9 – Request for Taxpayer Identification Number and Certification” for additional instructions.

A holder that is not a U.S. Holder may qualify as an exempt recipient by submitting to the conversion agent a properly completed IRS Form W-8BEN, W-8BEN-E, W-8ECI, W-8IMY or W-8EXP, as applicable, (available from the conversion agent or on the IRS website at www.irs.gov) signed under penalty of perjury, attesting to the holder’s exempt status.

If backup withholding applies, the applicable withholding agent may be required to backup withhold 28 percent (or such other rate specified by the Internal Revenue Code of 1986, as amended (the “Code”)) of the amount of any payments made to the holder or other payee. Backup withholding is not an additional income tax. If the required information is furnished to the IRS in a timely manner, the income tax liability of persons subject to federal income tax backup withholding may be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the holder may obtain a refund from the IRS provided the required information is timely provided to the IRS.

NOTE: FAILURE TO COMPLETE AND RETURN THE ATTACHED IRS FORM W-9 OR APPLICABLE IRS FORM W-8 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFERS.

5. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of existing preferred shares to it or its order pursuant to the exchange offers, provided that such transfer taxes will not be considered to include income taxes, franchise taxes, or any other taxes that are not occasioned solely by the transfer of the existing preferred shares. If, however, any existing preferred shares not tendered or accepted for exchange are to be delivered to, or is to be issued in the name of, any person other than the registered holder of such existing preferred shares, or if tendered existing preferred shares are registered in the name of any person other than the person signing this letter, or if a transfer tax is imposed for any reason other than the exchange of existing preferred shares pursuant to the exchange offers, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

6. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Offering Memorandum.

7. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing existing preferred shares has been lost, destroyed or stolen, the holder should promptly notify the conversion agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This letter and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

8. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of existing preferred shares, by execution of this letter, shall waive any right to receive notice of the acceptance of their existing preferred shares for exchange.

Neither the Company, the conversion agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of existing preferred shares nor shall any of them incur any liability for failure to give any such notice.

9. Partial Tenders. If less than all the existing preferred shares evidenced by any certificates submitted (including via DTC) are to be tendered, fill in the number of existing preferred shares that are to be tendered in the box entitled “Tendering Holders Complete this Box.” In such case, new certificate(s) for the remainder of the existing preferred shares that was evidenced by your old certificate(s) will only be sent to the holder of the existing preferred shares (unless the box entitled “Special Delivery Instructions” is checked) promptly after the expiration of the exchange offers. All existing preferred shares represented by certificates delivered to the conversion agent will be deemed to have been tendered unless otherwise indicated.

10. Withdrawal Rights. Tenders of existing preferred shares may be withdrawn (i) at any time prior to the expiration date or (ii) if not previously returned by the Company, after 40 business days from the commencement of the exchange offers if the Company has not accepted the tendered existing preferred shares for exchange by that date. You may also validly withdraw existing preferred shares that you tender if the related Exchange Offer is terminated without any existing preferred shares being accepted or as required by applicable law. If such termination occurs, the existing preferred shares will be returned to the tendering holder promptly.

For a withdrawal of a tender of existing preferred shares to be effective, a written notice of withdrawal, sent by facsimile transmission, receipt confirmed by telephone, or letter, or a computer generated notice of withdrawal transmitted by DTC on behalf of the holder in accordance with the standard operating procedure of DTC, must be received by the conversion agent at the address set forth above prior to the expiration date or after 40 business days from the commencement of the exchange offers if the Company has not accepted the tendered existing preferred shares for exchange by that date. Any such notice of withdrawal must (i) specify the name of the holder that tendered the existing preferred shares to be withdrawn (or, if tendered by book-entry transfer, the name of the DTC participant holding such shares on the books of DTC); (ii) identify the existing preferred shares to be withdrawn, including the certificate number or numbers of any shares tendered in certificated form; (iii) specify the number of shares to be withdrawn; (iv) include a statement that the holder is withdrawing its election to have the existing preferred shares exchanged; (v) be signed by the holder in the same manner as the original signature on this letter by which the existing preferred shares were tendered or as otherwise described above, including any required signature guarantees; and (vi) specify the name in which any of the existing preferred shares are to be registered, if different from that of the person that tendered the existing preferred shares (or, in the case of shares tendered by book-entry, the name and account number of the DTC participant to be credited with the withdrawn shares).

A holder who validly withdraws previously tendered existing preferred shares prior to the expiration date and does not validly re-tender existing preferred shares prior to such expiration date will not receive the exchange offer consideration. A holder of existing preferred shares who validly withdraws previously tendered existing preferred shares prior to the expiration date and validly re-tenders existing preferred shares prior to such expiration date will receive the exchange offer consideration. If the existing preferred shares to be withdrawn have been delivered or otherwise identified to the conversion agent, a signed notice of withdrawal is effective immediately upon receipt by the conversion agent of written or facsimile transmission of the notice of withdrawal (or receipt of a request via DTC) even if physical release is not yet effected. A withdrawal of existing preferred shares can only be accomplished in accordance with the foregoing procedures. The Company will have the right, which it may waive, to reject the defective withdrawal of existing preferred shares as invalid and ineffective. If the Company waives its rights to reject a defective withdrawal of existing preferred shares, subject to the other terms and conditions set forth in this letter and in the Offering Memorandum, the holder’s existing preferred shares will be withdrawn and the holder will not be entitled to the exchange offer consideration. If the holder withdraws existing preferred shares, the holder will have the right to re-tender them prior to the expiration date in accordance with the procedures described above and in the Offering Memorandum for tendering outstanding existing preferred shares.

11. Irregularities. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of existing preferred shares, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the exchange offers set forth in the Offering Memorandum under “Terms of the Exchange Offers—Conditions to the Exchange Offers,” or any conditions or irregularities in any tender of existing preferred shares of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company’s interpretation of the terms and conditions of the exchange offers (including this letter and the instructions hereto) will be final and binding. No tender of existing preferred shares will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates or assigns of the Company, the conversion agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

12. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering may be directed to the Information Agent or the conversion agent at the addresses and telephone numbers indicated above. Requests for additional copies of the Offering Memorandum, this letter and other related documents may be directed to the Information Agent or the conversion agent.

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
3 Check appropriate box for federal tax classification; check only one of the following seven boxes:

4 Exemptions (codes apply only to
certain entities, not individuals; see
instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting code
(if any)

(Applies to accounts maintained outside the U.S.)

	☐	Individual/sole proprietor or single-member LLC	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate

☐  Limited liability company. Enter the tax classification  (C=C corporation, S=S corporation, P=partnership) ▶

Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.

☐  Other (see instructions) ▶

	5 Address (number, street, and apt. or suite no.)								Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number

	–	–
or
Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Cat. No. 10231X	Form W-9 (Rev. 12-2014)

Form W-9 (Rev. 12-2014)	Page 2

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30,1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014)	Page 3

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the “Limited Liability Company” box and enter “P” in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the “Limited Liability Company” box and in the space provided enter “C” for C corporation or “S” for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the “Limited Liability Company” box; instead check the first box in line 3 “Individual/sole proprietor or single-member LLC.”

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS Individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS. gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 12-2014)	Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity[4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust
[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]	You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.

*	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at:spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN PART I OF IRS FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

SIGNATURE:	DATE:

FAILURE TO COMPLETE AND RETURN IRS FORM W-9 IF YOU ARE A U.S. HOLDER MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW “IRS FORM W-9 – REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION” FOR ADDITIONAL DETAILS.

THE CONVERSION AGENT FOR THE EXCHANGE OFFERS IS:

Computershare Trust Company, N.A.

250 Royall Street

Suite V

Canton, MA 02021

THE INFORMATION AGENT FOR THE EXCHANGE OFFERS IS:

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

(212) 297-0720

Shareholders may call toll free: (877) 796-5274

E-mail: info@okapipartners.com

Additional copies of the Offering Memorandum, the letter of transmittal or other tender offer materials may be obtained from the information agent or the conversion agent and will be furnished at our expense. Questions and requests for assistance regarding the tender of your securities should be directed to the information agent or the conversion agent.